                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant /_/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/  Preliminary Proxy Statement             /_/  Confidential, for Use of the
/X/  Definitive Proxy Statement                   Commission Only (as permitted
/_/  Definitive Additional Materials              by Rule 14a-6(e)(2))
/_/  Soliciting Material Pursuant to
     Rule Section 240.14a-12

                             PATAPSCO BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required.
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------
      (5)  Total fee paid:

           ---------------------------------------------------------------------
/_/   Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
      (3) Filing Party:

          ----------------------------------------------------------------------
      (4) Date Filed:

          ----------------------------------------------------------------------

                     [LETTERHEAD OF PATAPSCO BANCORP, INC.]




                               September 28, 2004







Dear Stockholder:

         You are invited to attend the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") to be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222 on Thursday, October 28, 2004 at 4:00 p.m., local time.

         The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company's wholly owned subsidiary, The Patapsco Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.



                                   Sincerely,

                                   /s/ Joseph J. Bouffard

                                   Joseph J. Bouffard
                                   President and Chief Executive Officer

--------------------------------------------------------------------------------
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
                                 (410) 285-1010
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 28, 2004
--------------------------------------------------------------------------------


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Patapsco Bancorp, Inc. (the "Company") will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, October 28, 2004 at 4:00 p.m., local time.

         A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

         The Annual Meeting is for the purpose of considering and acting upon:

         1. The election of three directors of the Company for terms of three years;

         2. The approval of the Patapsco Bancorp, Inc. 2004 Stock Incentive Plan; and

         3. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 14, 2004 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

         You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Theodore C. Patterson

                                         THEODORE C. PATTERSON
                                         SECRETARY

Dundalk, Maryland
September 28, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             PATAPSCO BANCORP, INC.
                             1301 MERRITT BOULEVARD
                          DUNDALK, MARYLAND 21222-2194
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 2004
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Patapsco Bancorp, Inc. (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the office of The Patapsco Bank, located at 1301 Merritt Boulevard, Dundalk, Maryland 21222, on Thursday, October 28, 2004 at 4:00 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about September 28, 2004.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Theodore C. Patterson, Secretary of the Company, at the address shown above, by filing a later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not in itself revoke such stockholder's proxy.

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. Shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 14, 2004 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 1,390,752 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Company's Common Stock.


                                                         AMOUNT AND                 PERCENT OF
                                                          NATURE OF                  SHARES OF
NAME AND ADDRESS                                         BENEFICIAL                COMMON STOCK
OF BENEFICIAL OWNER                                     OWNERSHIP (1)               OUTSTANDING
-------------------                                     -------------               -----------

Patapsco Bancorp, Inc.                                   115,755 (2)                   8.3%
Employee Stock Ownership Plan ("ESOP")
1301 Merritt Boulevard
Dundalk, Maryland  21224

Tontine Financial Partners, L.P.                          77,580 (3)                   5.6%
Tontine Management, L.L.C.
Jeffrey L. Gendell
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830

Joseph J. Bouffard                                        86,149 (4)                   6.0%
The Patapsco Bank
1301 Merritt Boulevard
Dundalk, Maryland  21222

-----------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors O'Neill, Patterson and Bouffard, vote all allocated shares in accordance with the instructions of the participants. Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. At the Record Date, 115,755 shares had been allocated under the ESOP.
(3) Based on a Schedule 13D filed on January 16, 2003. Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Jeffrey L. Gendell share voting and dispositive power with respect to 73,587 shares of Common Stock, and Jeffrey L. Gendell has sole voting and dispositive power with respect to 3,993 shares of Common Stock.
(4) Includes 40,079 shares Mr. Bouffard has the right to acquire upon the exercise of options exercisable within 60 days of the Record Date. Does not include shares with respect to which Mr. Bouffard shares voting power by virtue of his position as a trustee of the trust holding 115,755 shares under the Company's ESOP.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

GENERAL

         The Company's Board of Directors currently consists of eight members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. Under the Company's Articles of Incorporation, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present.

         It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth, for each nominee for director and continuing director of the Company, his or her age, the year he or she first became a director of The Patapsco Bank (the "Bank"), which is the Company's principal operating subsidiary, and the expiration of his or her term as a director. All such persons were appointed as directors in 1995 in connection with the incorporation and organization of the Company, except for Mr. Waters who was appointed as a director in August 1999 to fill a vacancy on the Board of Directors and Messrs. Bozel and Hoffman who became directors in November 2000 upon the Company's acquisition of Northfield Bancorp, Inc. Each director of the Company also is a member of the Board of Directors of the Bank.

                                                                    YEAR FIRST
                                              AGE AT                ELECTED AS                CURRENT
                                             JUNE 30,               DIRECTOR OF                TERM
               NAME                            2004                  THE BANK                TO EXPIRE
               ----                            ----                  ---------               ---------

                                  BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007

        Thomas P. O'Neill                       51                     1995                    2004
        William R. Waters                       61                     1999                    2004
        Gary R. Bozel                           46                     2000                    2004

                                        DIRECTORS CONTINUING IN OFFICE

        Douglas H. Ludwig                       66                     1992                    2005
        Theodore C. Patterson                   72                     1979                    2005
        Joseph J. Bouffard                      54                     1995                    2006
        Nicole N. Glaeser                       46                     1993                    2006
        J. Thomas Hoffman                       56                     2000                    2006


         Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

         THOMAS P. O'NEILL was named Chairman of the Board of the Company and the Bank in August 1999 and has been a director since 1995. He is a managing director of American Express Tax and Business Services. Formerly, he was the managing partner of the regional accounting firm of Wolpoff & Company LLP ("Wolpoff"), which merged with American Express Tax and Business Services in 1998. He joined Wolpoff as a staff accountant in 1974 and became a partner in 1983. Mr. O'Neill is a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants. He has served on the boards of many charitable and civic groups.

         WILLIAM R. WATERS is Vice President and Secretary of Bel Air Pontiac in Bel Air, Maryland. He is the President and owner of Bel Air Medicine Inc., which trades as The Medicine Shop. He is a member of the advisory board of Donahue-Hart and Associates, an insurance and financial services company located in Bel Air, Maryland. He was formerly a member of the Board of the Bank's predecessor organization, Patapsco Federal Savings and Loan Association, from 1984 to 1994.

         GARY R. BOZEL is the managing principal of Gary R. Bozel & Associates, a certified public accounting firm in Towson, Maryland. Mr. Bozel served as the Chairman of the Board of Northfield Bancorp, Inc. from March 1998 to November 2000 and as the Chairman of the Board of Northfield Federal Savings Bank from 1996 to November 2000. He also served as the President of Northfield Federal Savings Bank from 1993 to 1996. Mr. Bozel is a member of the board of directors and finance committee of the Towson Golf and Country Club.

         DOUGLAS H. LUDWIG served as a teacher, counselor and principal in the high schools of the southeast area of the Baltimore County Public Schools until his retirement in 1992. Mr. Ludwig has been active in many community organizations during his 47 years of residence in Dundalk.

         THEODORE C. PATTERSON is Secretary of both the Company and the Bank and is a retired physician. Prior to his retirement in September 1996, he was the Medical Director of Meridian-Heritage Nursing Center and staff physician at the Fort Howard V.A. Medical Center. He is the recipient of many awards, including Dundalk Citizen of the Year for 1990, Baltimore County Physician Community Service Award, University of Maryland School of Medicine Dedicated Service Award, and most recently, the Distinguished Service Award given by the University of Maryland Medical Alumni Association. He has held leadership positions in a number of community organizations and currently serves on the Board of Todd's Inheritance Historical Site, Inc.

         JOSEPH J. BOUFFARD is the Company and the Bank's President and Chief Executive Officer. He joined the Bank's predecessor, Patapsco Federal Savings and Loan Association (the "Association"), in April 1995 as its President and Chief Executive Officer. Prior to joining the Association, Mr. Bouffard was Senior Vice President of The Bank of Baltimore, and its successor, First Fidelity Bank. Prior to that, he was President of Municipal Savings Bank, FSB in Towson, Maryland. He is a current Board member of the Dundalk Community College Foundation, the Maryland Bankers Association and the Maryland Financial Bank. He is a former chairman of the Board of Governors of the Maryland Mortgage Bankers Association. He served as Treasurer of the Neighborhood Housing Services of Baltimore and was a charter member and Treasurer of the Towson Towne Rotary Club.

         NICOLE N. GLAESER is Budget Director for the Baltimore County Police Department, a position she has held since 1988. On a part-time basis, Ms. Glaeser is a practicing attorney and also a Certified Public Accountant.

         J. THOMAS HOFFMAN is a self-employed financial consultant in Towson, Maryland. Mr. Hoffman is also a registered representative with Signator Investors, Inc. He served as Secretary of the Board of Directors of Northfield Federal Savings Bank from 1983 to 1998. He also served as Secretary for Northfield Bancorp, Inc. from 1998 to 2000. He is a member of the Parkville Optimist Club, Towson Business Association, Building Congress and Exchange and the American Subcontractors Association where he sits on the Board. He is a member of various trade organizations associated with his profession.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following sets forth information with respect to executive officers of the Bank who do not serve on the Board of Directors.

                                         AGE AT
                                        JUNE 30,
NAME                                      2004                TITLE WITH THE BANK
----                                      ----                -------------------
Frank J. Duchacek, Jr.                     60                 Senior Vice President - Operations
Michael J. Dee                             44                 Senior Vice President, Chief Financial Officer and
                                                                Controller of the Company and the Bank
Laurence S. Mitchell                       57                 Senior Vice President - Lending


         FRANK J. DUCHACEK, JR. is a Senior Vice President who joined the Bank in February 1996 as its Vice President of Commercial Lending. Prior to that time, Mr. Duchacek was a credit underwriter and business development officer for First Union Bank, successor of First Fidelity Bank, N.A. From 1989 to 1993, Mr. Duchacek was a department manager for commercial lending at Provident Bank of Maryland. During the preceding 28 years, Mr. Duchacek occupied various lending and management positions with Union Trust Bank and its successor, Signet Bank, Maryland. Mr. Duchacek is a Director of Maryland Bank Services and served as a member of the Maryland Home Improvement Commission. He is active with the American Cancer Society - Relay for Life, St. John's Episcopal Church in Kingsville, Maryland and St. John's Chapel, Cornersville, Maryland.

         MICHAEL J. DEE joined the Company and the Bank in May 1999 as its Chief Financial Officer and Controller. From September 1997 to May 1999, Mr. Dee was Vice President of Management Accounting for Sandy Spring National Bank of Maryland. From May 1995 to October 1997, Mr. Dee was the Manager of Financial Planning and Analysis with United Press International in Washington, D.C. From December 1989 to March 1995, Mr. Dee was employed by The Bank of Baltimore and its successors, First Fidelity Bank, N.A. and First Union Bank, in a variety of financial positions. Mr. Dee is a Certified Management Accountant ("CMA").

         LAURENCE S. MITCHELL joined the Bank in November of 1999 as a commercial lending officer. In July 2003, he became Senior Vice President of commercial lending for the Bank. Prior to joining Patapsco, Mr. Mitchell held positions in various banks relating to commercial lending and business development. He is an active member of the Harford County Chamber of Commerce, a Board member of the Baltimore County Chamber of Commerce, a member of the Leadership and Development Committee of the Maryland Bankers Association and an instructor for the Center for Financial Training Mid-Atlantic, formerly known as the American Institute of Banking.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         GENERAL. The Board of Directors of the Company holds regular monthly meetings and special meetings as needed. During the year ended June 30, 2004, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% in the aggregate of the total number of Board meetings held while he or she was a member during the year ended June 30, 2004 and the total number of meetings held by committees on which he or she served during such fiscal year.

         AUDIT COMMITTEE. The Board of Directors' Audit Committee consists of Directors O'Neill, Waters, Bozel and Glaeser, who serves as Chairperson. All members of the Audit Committee are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board of Directors has designated Directors O'Neill, Bozel and Glaeser as audit committee financial experts under the rules of the Securities and Exchange Commission. The Committee met seven times during the year ended June 30, 2004 to examine and approve the audit report prepared by the independent auditors of the Company, to review and retain the independent auditors engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve Company policies. The Audit Committee has adopted a written charter, a copy of which was attached as Exhibit A to the 2003 Proxy Statement.

         NOMINATING COMMITTEE. The Company's full Board of Directors acts as a nominating committee. The Company's full Board of Directors met once as a Nominating Committee during the year ended June 30, 2004. It is the policy of the Nominating Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company's Board of Directors.

         COMPENSATION COMMITTEE. The Board of Directors' Compensation Committee consists of Directors Patterson, O'Neill and Hoffman. The Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. The Compensation Committee met ten times during the year ended June 30, 2004.

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for the fiscal years ended June 30, 2004, 2003 and 2002 awarded to or earned by the President and Chief Executive Officer for services rendered in all capacities to the Company and the Bank during those years. No other executive officer of the Company earned salary and bonus in fiscal year 2004 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.


                                                                             LONG-TERM COMPENSATION
                                                                           -------------------------
                                                                                     AWARDS
                                         ANNUAL COMPENSATION (1)           -------------------------
                                  -------------------------------------     RESTRICTED   SECURITIES
NAME AND              FISCAL                           OTHER ANNUAL          STOCK       UNDERLYING    ALL OTHER
PRINCIPAL POSITION    YEAR        SALARY      BONUS    COMPENSATION (2)     AWARD(S)      OPTIONS     COMPENSATION
------------------    ----        ------      -----    ----------------     --------      -------     ------------
Joseph J. Bouffard    2004        $124,196    $15,781     $    --            $  --       $   --          $32,833(3)
President and CEO     2003         119,329     15,524          --               --           --           29,971
                      2002         103,500     23,627          --               --        11,772(4)       17,145

---------------------
(1) Executive officers of the Bank receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal year 2004 did not exceed 10% of the executive officer's salary and bonus.
(2) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.
(3) For fiscal year 2004, consists of $2,882 of matching contributions under the Bank's 401(k) Plan and $29,951 in Common Stock and cash allocated to Mr. Bouffard's account under the ESOP.
(4) Adjusted for a three-for-one stock split paid on August 30, 2004 and a 10% stock dividend paid on December 13, 2002.

         YEAR-END OPTION VALUES. The following table sets forth information concerning the value as of June 30, 2004 of options held by the executive officer named in the Summary Compensation Table set forth above. No options were granted to or exercised by the named executive officer during the fiscal year ended June 30, 2004. No options held by any executive officer of the Company repriced during the past fiscal year.


                            NUMBER OF SECURITIES                   VALUE OF UNEXERCISED
                           UNDERLYING UNEXERCISED                  IN-THE-MONEY OPTIONS
                          OPTIONS AT FISCAL YEAR-END (1)           AT FISCAL YEAR-END (2)
                        --------------------------------      ------------------------------
NAME                    EXERCISABLE        UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----                    -----------        -------------      -----------      -------------
Joseph J. Bouffard        40,079               4,282            $344,683          $30,735

-----------------
(1) Adjusted for 10% stock dividends paid on December 7, 2001 and December 13, 2002 and a three-for-one stock split declared on August 30, 2004.
(2) Based on the difference between the fair market value of the underlying Common Stock of $13.47 as quoted on the OTC Electronic Bulletin Board on June 30, 2004 and the exercise prices of the options as adjusted for a three-for-one stock split paid on August 30, 2004.

DIRECTOR COMPENSATION

         GENERAL. Each nonemployee member of the Company's Board of Directors receives a fee of $450 for each regular and special meeting attended of the Company's Board of Directors and $200 for each meeting attended of a committee of either the Company's or the Bank's Board of Directors. The Chairperson of the Audit Committee receives $450 for each Audit Committee meeting. The Chairman of the Board receives an additional $500 per month. No fees are paid for attendance at meetings of the Bank's Board of Directors.

         Nonemployee directors also participate in the Company's 1996 Stock Option and Incentive Plan (the "Option Plan") and Incentive Compensation Plan (the "ICP"). During the year ended June 30, 2004, no director received any awards under the Option Plan. Under the ICP, each nonemployee director other than the Chairman of the Board received a $1,908 cash bonus for fiscal year 2004, which was paid to the nonemployee directors in August 2004. The Chairman of the Board of Directors received a $2,685 cash bonus for fiscal 2004 under the ICP.

         DIRECTOR RETIREMENT PLAN. The Bank's Board of Directors has adopted a retirement plan (the "Directors' Plan") for each nonemployee director (i) who is a voting member of the Bank's Board of Directors at any time on or after September 28, 1995, which is the plan's effective date, and (ii) who is not an employee on the date of being both nominated and elected or reelected to the Bank's Board of Directors. Under the Directors' Plan, a participant who terminates service as a voting member of the Bank's Board of Directors will receive a payment equal to the product of his or her "Benefit Percentage," his or her "Vested Percentage," and $65,185. A participant's "Benefit Percentage" increases from 0% for less than five years of service on the Bank's Board of Directors to 30% for five years of service, and thereafter in additional increments of 7% for each year of service from six to fourteen years, to 100% for fifteen or more years of service. A participant's "Vested Percentage" begins at 50%, increases to 75% upon completion of one year of service following the effective date, and becomes 100% if the participant completes a second year of service following the effective date. However, a participant's Vested Percentage becomes 100% regardless of his or her years of service in the event the participant terminates service on the Bank's Board of Directors due to death, "disability," retirement at or after age 72, or in the event of a "change in control" (as such terms are defined in the Directors' Plan). The provision accelerating a participant's Vested Percentage due to a change in control may have the effect of deferring a hostile change in control by increasing the costs of acquiring control.

         Each participant may elect to receive his or her plan benefits either in a lump sum cash payment or in substantially equal annual payments over a period of up to ten years, in which event the undistributed portion of the participant's benefits will be credited with an annual rate of return equal to the Bank's highest rate of interest on certificates of deposit having a one-year term. If a participant dies, his or her beneficiary will receive the participant's benefits in a lump sum (unless the participant elects a distribution period of up to ten years).

         The Bank will pay all plan benefits from its general assets, and expects to establish a trust to hold plan benefits in the event of a change in control of the Bank. All expenses associated with the implementation and maintenance of the trust will be paid by the Bank. The Bank will fund the trust through a lump sum deposit of an amount that is projected to be sufficient to pay each director the benefits to which he or she is entitled pursuant to the Directors' Plan as of the date of the change in control. Trust assets will be subject to the claims of the Bank's general creditors.

         During the year ended June 30, 2004, $5,449,  $5,549, $5,249 and $1,432 were credited under the Directors' Plan for the benefit of Directors Glaeser, Ludwig, O'Neill and Patterson, respectively.

         DIRECTORS DEFERRED COMPENSATION PLAN. The Company maintains the Patapsco Directors Deferred Compensation Plan (the "Stock Plan") and Patapsco Bancorp, Inc. Cash Deferred Compensation Plan (the "Cash Plan") for the benefit of the Company's directors. Under the Stock Plan, participating directors were permitted to defer the receipt of Board fees that earned a rate of return based on the performance of the Common Stock. Amounts accrued to the accounts of participating directors as of August 15, 2001 were converted into the right to receive a fixed number of shares of Common Stock based on the market price for the Common Stock on August 15, 2001. Each participant previously elected to receive shares of Common Stock under the Plan in a lump sum or over a period shorter than ten years, beginning in the first day of the first month following termination of service. Until the shares are distributed to participants, no dividends are paid on the stock to be distributed to participants in the Stock Plan. The Stock Plan has been suspended, and no further fee deferrals may be made under the Stock Plan. To provide a funding mechanism, the Company has established a grantor trust in order to hold assets with which to pay benefits. Participants do not have any legal rights to the assets of the grantor trust. Trust assets remain subject to claims of the Company's general creditors.

         DEFERRED CASH COMPENSATION PLAN. Effective August 15, 2001, the Company established the Patapsco Bancorp, Inc. Cash Deferred Compensation Plan (the "Cash Plan") for the benefit of the Company's directors. Each Director may elect, within 30 days of becoming a participant or in advance of any July 1st, to defer receipt of all or any portion of the compensation otherwise payable to him or her from the Company, in cash, for any plan year in which the Cash Plan is in effect. Deferred amounts are credited by the Company to a bookkeeping account ("Deferral Account"). In addition, a participant who deferred amounts under the Stock Plan, as in effect prior to August 15, 2001, was permitted to make a one-time election to transfer the value of amounts credited to his or her account under the Stock Plan to the Cash Plan by entering into a deferred compensation agreement with the Company. The Deferral Account appreciates for each plan year as though the funds were invested in a fund having the highest interest rate that the Bank pays on certificates of deposit having a term of one year. Account balances will be distributed in a lump sum or in substantially equal monthly installments over a period of years selected by the participant, beginning at an age specified by the participant or following termination of service as a director. Deferred amounts continue for all purposes to be part of the general assets of the Company and no person other than the Company shall, by virtue of the provisions of the Cash Plan, have any interest in such assets. To the extent that any person acquires a right to receive payments from the Company under the Cash Plan, such right will be no greater than the right of any unsecured general creditor of the Company. No compensation was paid to directors pursuant to the Cash Plan for the year ended June 30, 2004.

EMPLOYMENT AGREEMENTS

         The Company and the Bank have entered into an employment agreement (the "Employment Agreement") with Mr. Joseph J. Bouffard, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Bouffard is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors of the Company and the Bank. The Employment Agreement provides for a term of three years. On each anniversary date from the date of commencement of the Employment Agreement, the term of Mr. Bouffard's employment under the Employment Agreement may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that Mr. Bouffard's performance has met the required performance standards and that such Employment Agreement should be extended. The Employment Agreement was most recently extended on October 30, 2003. The Employment Agreement provides Mr. Bouffard with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. Mr. Bouffard's base salary currently is $137,093. The Employment Agreement will terminate upon Mr. Bouffard's death or disability, and is terminable by the Bank for "just cause" as defined in the Employment Agreement. In the event of termination for just cause, no severance benefits are available to Mr. Bouffard. If the Company or the Bank terminates Mr. Bouffard without just cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement, plus an additional 12-month period (with payments from the Bank not to exceed three times his five years' average compensation). If the Employment Agreement is terminated due to Mr. Bouffard's "disability" (as defined in the Employment Agreement), he will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to establishment of Mr. Bouffard's disability. In the event of Mr. Bouffard's death during the term of the Employment Agreement, his estate will be entitled to receive his salary through the last day of the month in which his death occurs.

         The Employment Agreement provides that, in the event of Mr. Bouffard's involuntary termination of employment in connection with, or within one year after, any "change in control" (as defined in the Employment Agreement) of the Bank or the Company, other than for "just cause," Mr. Bouffard will be paid within 10 days of such termination an amount equal to the difference between (i)
2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Internal Revenue Code, that Mr. Bouffard receives on account of the change in control. The Employment Agreement with the Bank provides that, within five business days before or after a change in control which was not approved in advance by a resolution of a majority of the Continuing Directors, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times Mr. Bouffard's base amount, that will be used to pay Mr. Bouffard amounts owed to him upon termination, other than for just cause. The Employment Agreement also provides for a similar lump sum payment to be made in the event of Mr. Bouffard's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Mr. Bouffard. Such events generally relate to a reduction in Mr. Bouffard's salary, benefits or duties. The aggregate payments that would be made to Mr. Bouffard assuming his termination of employment under the foregoing circumstances at June 30, 2004 would have been approximately $409,907. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that Mr. Bouffard prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

         In January 1998, in order to provide Joseph J. Bouffard (the "Executive") with supplemental retirement benefits and thereby encourage his continuing service as President and Chief Executive Officer of the Company and the Bank, the Bank has entered into a Supplemental Executive Retirement Agreement (the "SERA") with the

Executive. Pursuant to the terms of the SERA, the Bank established an account in the name of the Executive to which the Bank credits $439 on the first day of each month in which the Executive continues to be employed with the Bank. For each calendar year, the value of this account will appreciate or depreciate as if the account was invested in, at the election of the Executive, the highest rate paid by the Bank on certificates of deposit having a term of one year, a fund that invested in the Common Stock or a mutual fund agreed upon by the Bank and the Executive. The Executive is fully vested in amounts credited to his account under the SERA.

         Upon his termination of employment from the Bank for a reason other than Just Cause, the balance in the Executive's account will be paid to him either in a lump sum or in substantially equal annual installments over a period of up to ten years, with the first installment due on the first day of the second month after he leaves employment. If the Executive's employment with the Bank is terminated for Just Cause, he will forfeit the right to receive any payments pursuant to the SERA. In the event of a Change in Control, the present value of the benefits to which the Executive is entitled shall be payable in accordance with his distribution election form.

TRANSACTIONS WITH MANAGEMENT

         The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At June 30, 2004, the Bank's loans to directors and executive officers totaled $266,000 or 1.6% of the Company's stockholders' equity, at that date.

--------------------------------------------------------------------------------
 PROPOSAL II - APPROVAL OF THE PATAPSCO BANCORP, INC. 2004 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

BACKGROUND

         Subject to shareholder approval at this Annual Meeting, the Board of Directors has adopted the Patapsco Bancorp, Inc. 2004 Stock Incentive Plan (the "Plan") and is proposing that the Plan be approved at the Annual Meeting to enable the Company to design appropriate awards and incentives, although the amount and nature of the proposed awards under the Plan have not yet been determined. The proposal may be adopted by a majority of all votes cast at a meeting at which a quorum is present.

         If the Plan is approved, 90,000 shares of Common Stock (the "Shares") will initially be available for issuance under the Plan pursuant to a variety of awards ("Awards"), including stock options ("Options"), share appreciation rights (sometimes referred to as "SARs"), restricted shares, restricted share units, deferred share units and performance awards. An additional 40,146 Shares will be available for issuance solely in order to settle past deferred compensation obligations of the Company. If the Plan is approved by the shareholders, the Board intends to cause the Shares that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the Securities and Exchange Commission.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PATAPSCO BANCORP, INC. 2004 STOCK INCENTIVE PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR APPROVAL OF THIS PROPOSAL.

SUMMARY OF THE PLAN

         The Plan is set forth in full as APPENDIX A to this Proxy Statement and
                                          ----------
is summarized below. The following summary is not intended to be complete and reference should be made to APPENDIX A for a complete statement of the terms and
                            ----------
provisions of the Plan. Capitalized terms used in this summary and not otherwise defined will have the meanings ascribed to such terms in the Plan.

         PURPOSE. The purpose of the Plan is to attract, retain and motivate select employees, officers, consultants and directors of the Company and its affiliates (collectively referred to as "Eligible Persons") and to provide incentives and rewards for superior performance.

         SHARES SUBJECT TO THE PLAN. The Plan provides that no more than 90,000 Shares may be issued pursuant to new Awards under the Plan. An additional 40,146 Shares will be available for issuance in order to settle past deferred compensation obligations of the Company. These Shares shall be authorized but unissued shares, or shares that the Company acquires and holds in treasury. The number of Shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the Plan for stock splits, stock dividends, recapitalizations and other similar events.

         The Shares subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable, will again be available for subsequent Awards, except as prohibited by law. In addition, future Awards may occur with respect to Shares that the Company refrains from otherwise delivering pursuant to an Award as payment of either the exercise price of an Award or applicable withholding and employment taxes.

         ADMINISTRATION. Either the Board of Directors or a committee appointed by the Board will administer the Plan. The Board of Directors and any committee exercising discretion under the Plan from time to time are referred to as the "Committee." The Compensation Committee of the Board of Directors is currently acting as the Committee for purposes of the Plan. The Board of Directors may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers) to make Awards to eligible persons who are not reporting persons for purposes of Rule 16b-3 under the Exchange Act (or other officers whom the Company has specifically authorized to make Awards). With respect to decisions involving an Award intended to satisfy the requirements of Code section 162(m), the Committee must consist of two or more directors who are "outside directors" for purposes of that Code section. The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

         Subject to the terms of the Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of Shares, units or SARs to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend and rescind rules relating to the Plan and its administration, to interpret and construe the Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the Plan. Within the limits of the Plan, the Committee may accelerate the vesting of any Awards, allow the exercise of unvested Awards, and may modify, replace, cancel or renew Awards. In addition, the Committee may under certain circumstances, and subject to shareholder approval for certain broad-based programs, buy-out options or SARs, or reduce the exercise price for outstanding Options or SARs.

         The Plan provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Plan. The Plan releases these individuals from liability for good faith actions associated with the Plan's administration.

         ELIGIBILITY. The Committee may grant Options that are intended to qualify as incentive stock options ("ISOs") only to employees, and may grant all other Awards to Eligible Persons, including employees, directors or consultants. The Plan and the discussion below use the term "Participant" to refer to an Eligible Person who has received an Award under the Plan.

         Substantially all of the approximately 81 employees (including officers) of the Company and its affiliates and the Company's seven non-employee directors would be eligible to participate in the Plan. Although authorized under the Plan, the Company does not currently anticipate granting Awards to consultants under the Plan.

         OPTIONS. Options granted under the Plan provide Participants with the right to purchase Shares at a predetermined exercise price. The Committee may grant Options that are intended to qualify as ISOs, or options that are not intended to so qualify ("Non-ISOs"). The Plan also provides that ISO treatment may not be available for Options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the Shares on the option grant date). During the life of the Plan, no participant may receive Options and SARs (defined below) that relate to more than 45,000 Shares.

         SHARE APPRECIATION RIGHTS ("SARs"). A share appreciation right generally permits a Participant to receive, upon exercise, cash and/or Shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the Shares with respect to which the SAR is being exercised, over
(ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with, or independently of, Options. SARs that are independent of Options may limit the value payable on exercise to a percentage, not exceeding 100%, of the excess value over the exercise price.

         EXERCISE PRICE FOR OPTIONS AND SARs. The exercise price of Non-ISOs and SARs may not be less than 50% of the fair market value on the grant date of the Shares subject to the Award. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying Shares subject to the Award for Participants who own more than ten percent of our Shares on the grant date. For ISOs granted to other Participants and for Options intended to be exempt from Code Section 162(m) limitations, the exercise price may not be less than 100% of the fair market value of the underlying Shares on the grant date. As of September 14, 2004, the closing price of a Share on the OTC Bulletin Board ("OTC") was $13.00 per share.

         EXERCISE OF OPTIONS AND SARs. To the extent exercisable in accordance with its corresponding Award Agreement, an Option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder's termination of employment or service. With respect to Options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain Shares and by means of a cashless exercise under a program approved by the Committee.

         The term over which Participants may exercise Options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company's outstanding Shares).

         RESTRICTED SHARES, RESTRICTED SHARE UNITS, UNRESTRICTED SHARES AND DEFERRED SHARE UNITS. Under the Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive Shares after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant's interest is immediately vested. For restricted Awards, the Plan provides the Committee with discretion to determine the terms and conditions that govern vesting of a Participant's interest in the applicable Award. The Plan provides for deferred share units in order to permit certain directors, consultants or select members of management to defer their receipt of compensation payable in cash or Shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive Shares.

         Whenever Shares are released pursuant to these Awards, the Participant will be entitled to receive additional Shares that reflect any stock dividends that the Company's shareholders received between the date of the Award and issuance or release of the Shares. Likewise, a Participant will be entitled to receive a cash payment reflecting any cash dividends paid to the Company's shareholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to the Company's shareholders until paid in cash to Participants at the time when the Shares to which they relate are either released from restrictions in the case of restricted shares, or issued, in the case of restricted share units.

         PERFORMANCE   AWARDS.  The  Plan  authorizes  the  Committee  to  grant
performance-based awards in the form of Performance Units that the Committee may, or may not, designate as "Performance Compensation Awards" that are intended to be exempt from Code section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company or any affiliate. Performance Awards are payable in Shares, cash or some combination of the two; they are also subject to an individual Participant limit of $500,000 and 45,000 Shares per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

         With respect to Performance Compensation Awards, the Plan requires that the Committee specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code Section 162(m).

         Under the Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measures; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions and sales of assets of affiliates or business units. To the extent applicable, each measure will be determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

         INCOME TAX WITHHOLDING. As a condition for the issuance of Shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award or the issuance of Shares.

         TRANSFERABILITY.   Awards   may  not  be   sold,   pledged,   assigned,
hypothecated, transferred or disposed of, other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts or as otherwise approved by the Committee for a select group of management or highly compensated employees.

         CERTAIN CORPORATE TRANSACTIONS. The Committee shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted, or that have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. Upon the occurrence of any such transaction or event, the Committee may substitute for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, a substitution of securities will not require the consent of any Participant.

         In addition, in the event or in anticipation of a Change in Control (as defined in the Plan), the Committee may at any time, in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Awards (except to the extent an Award provides otherwise), take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding Award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (ii) accelerate the vesting of Awards for any period (and may provide for termination of unexercised Options and SARs at the end of that period) so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the

Shares subject to such repurchase right; or (iii) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards.

         Notwithstanding the above, upon the Involuntary Termination (as defined in the Plan) in connection with, or within 12 months following consummation of the Change in Control of a Participant holding an Award assumed or substituted by a successor in a Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination.

         In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

         TERM OF PLAN; AMENDMENTS AND TERMINATION. The term of the Plan is ten years from August 18, 2004, which is the date on which it was approved by the Board. The Board of Directors may from time to time, amend, alter, suspend, discontinue or terminate the Plan; provided that no amendment, suspension or termination of the Plan shall materially and adversely affect Awards already granted unless it relates to an adjustment pursuant to certain transactions that change the Company's capitalization or as otherwise mutually agreed upon between the Participant and the Committee. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

EXPECTED TAX CONSEQUENCES

         The following is a brief summary of certain tax consequences of certain transactions under the Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

         UNITED STATES TAX LAWS. Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. tax consequences of Awards are as follows:

         Non-ISOs. A Participant will not recognize income at the time a Non-ISO
         --------
is granted. At the time a Non-ISO is exercised, the Participant will generally recognize ordinary income in an amount equal to the excess of (i) the fair market value of the Shares issued to the Participant on the exercise date over
(ii) the exercise price paid for the Shares. Upon the subsequent sale of Shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the Shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         ISOs. A Participant will not recognize income upon the grant of an ISO.
         ----
Participants generally will not recognize income upon exercise of an ISO (however, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to alternative minimum tax liability). If the Shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as stock capital gain and any loss will be characterized as stock capital loss. If both of these holding period requirements are not met, then a "disqualifying disposition" occurs and
(i) the Participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain "wash" sales, gifts or sales to related persons) will be characterized as capital gain or loss.

         Deferral  Election Form. A Deferral  Election Form is intended to allow
         -----------------------
an eligible Participant to defer receipt of the gain that he or she would otherwise realize upon the exercise of Options awarded under the Plan, subject to the terms and conditions described on the form. Subject to the requirements stated on the Deferral Election Form, the Company will take any actions that it considers reasonably necessary or proper to assure that any changes in the U.S. federal tax laws will not accelerate the date of a Participant's income taxation to a date before the Participant receives Shares pursuant to his or her Deferral Election Form.

         Share Appreciation Rights. A Participant to whom an SAR is granted will
         -------------------------
not recognize income at the time of grant of the SAR. Upon exercise of the SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or Shares that the Participant receives.

         Restricted  Shares,  Restricted  Share Units,  Deferred Share Units and
         -----------------------------------------------------------------------
Performance  Awards. In general,  a Participant will not recognize income at the
-------------------
time of grant of restricted shares, restricted share units, deferred share units or performance awards, unless the Participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or Shares that the Participant receives when the Award vests. The same tax consequences apply to performance awards and Awards in the form of unrestricted shares.

         Special Tax Provisions.  Under certain  circumstances,  the accelerated
         ----------------------
vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Code Section 280G, and the Participant may be subject to a 20% excise tax under Section 4999 of the Code and the Company may be denied a tax deduction. Furthermore, under certain circumstances the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not "performance-based" within the meaning of Code Section 162(m).

         GENERAL TAX LAW CONSIDERATIONS. The preceding paragraphs are intended merely to summarize certain important tax law consequences concerning grants of Awards under the Plan and the disposition of Shares issued thereunder as of the date of this Proxy Statement. Special rules may apply to the Company's officers, directors or greater than ten percent shareholders. Participants in the Plan should review the current tax treatment of their Awards with their individual tax advisors at the time of grant, exercise or any other transaction relating to their Awards or the underlying Shares.

NEW PLAN BENEFITS

         The Company anticipates that Awards will be granted under the Plan at the discretion of the Committee after the effective date of the Plan, as deemed appropriate. Consequently, it is not possible to determine at this time the amount or dollar value of Awards to be received by the future participants under the Plan, other than to note that the Committee has not granted any Awards that are contingent upon the approval of the Plan.



EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information about Company common stock that may be issued upon exercise of options, warrants and rights under all of the Company's  equity  compensation  plans as of June 30, 2004. The Company does not maintain any equity compensation plans that have not been approved by stockholders.


                                                (a)                           (b)                             (c)
                                                                                                Number of securities remaining
                                     Number of securities to be                                 available for future issuance
                                      issued upon exercise of       Weighted-average exercise     under equity compensation
                                        outstanding options,          price of outstanding       plans (excluding securities
                                          warrants & rights       options, warrants and rights     reflected in column (a))
                                         ------------------       ----------------------------     ------------------------

Equity compensation plans
  approved by security holders                197,898                         $5.40                         8,562

Equity compensation plans not
  approved by security holders                 40,146                           --                           --
                                              -------                                                      -------

       Total                                  238,044                          5.40                         8,562


--------------------------------------------------------------------------------
                        SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------------------------------------------------------

         The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock and the Company's Series A Non-cumulative Perpetual Convertible Preferred Stock (the "Preferred Stock") by each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                   AMOUNT AND            PERCENT OF           AMOUNT AND             PERCENT OF
                                    NATURE OF             SHARES OF            NATURE OF              SHARES OF
                              BENEFICIAL OWNERSHIP      COMMON STOCK     BENEFICIAL OWNERSHIP      PREFERRED STOCK
NAME                           OF COMMON STOCK (1)       OUTSTANDING      OF PREFERRED STOCK         OUTSTANDING
----                           -------------------       -----------      ------------------         -----------

Joseph J. Bouffard                  86,149                  6.02%                  --                     --
Nicole N. Glaeser                   20,151                  1.44                  109                    .11%
Douglas H. Ludwig                   22,004                  1.57                   --                     --
Thomas P. O'Neill                   33,888                  2.42                2,162                   2.17
Theodore C. Patterson               30,641                  2.19                   --                     --
William R. Waters                   13,684                   .98                  240                    .24
Gary R. Bozel                       43,577                  3.06                8,293                   8.32
J. Thomas Hoffman                   30,641                  2.19                3,087                   3.10

All Executive Officers
   and Directors
   as a Group (11 persons)         354,591                 22.65               14,659                  14.70

(1) For the definition of beneficial ownership, see Footnote 1 to the table in "Voting Securities and Principal Holders Thereof." Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. Amounts shown include (i) 40,079, 8,176, 6,454, 2,050, 10,513,
     3,401, 1,678, 1,678 and 116,331 shares which may be acquired by Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson, Waters, Bozel and Hoffman and by all directors and executive officers of the Company as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date and (ii) 0, 435, 0, 8,633, 0, 958, 33,114, 12,326 and
     58,553 shares of Common Stock issuable to Directors Bouffard, Glaeser, Ludwig, O'Neill, Patterson, Waters, Bozel and Hoffman, and to all directors and executive officers of the Company as a group, respectively, upon the conversion of shares of preferred stock. Does not include shares with respect to which Directors O'Neill, Patterson and Bouffard share "voting power" by virtue of their positions as trustees of the trusts holding 115,755 shares under the Company's ESOP. Shares held by the ESOP trust and allocated to the accounts of participants are voted in accordance with the participants' instructions, and unallocated shares are voted in the same ratio as ESOP participants direct the voting of allocated shares or, in the absence of such direction, in the ESOP trustees' best judgment.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Beard Miller Company LLP ("Beard Miller"), the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Beard Miller the written disclosures and the letter required to be delivered by Beard Miller under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has met with representatives of Beard Miller to discuss the independence of the auditing firm.

         The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditors and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

         Based on the Audit Committee's review of the financial statements, its discussion with Beard Miller regarding SAS 61, and the written materials provided by Beard Miller under ISB Standard No. 1 and the related discussion with Beard Miller of their independence, the Audit Committee has recommended to the Board of

Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2004 for filing with the Securities and Exchange Commission.

                               THE AUDIT COMMITTEE
                                NICOLE N. GLAESER
                                  GARY R. BOZEL
                                WILLIAM R. WATERS
                                THOMAS P. O'NEILL

--------------------------------------------------------------------------------
                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         On January 2, 2004, Anderson Associates LLP ("Anderson") announced that it was joining Beard Miller to become the Baltimore office of Beard Miller. As a result, on January 2, 2004, Anderson resigned as independent auditors of the Company. On January 8, 2004, the Company engaged Beard Miller as its successor independent audit firm. The Company's engagement of Beard Miller was approved by the Company's Audit Committee on January 8, 2004.

         Anderson served as the Company's independent accountants to audit the Company's consolidated financial statements as of and for the fiscal years ended June 30, 2003 and 2002. Anderson's reports on the Company's consolidated financial statements as of and for the years ended June 30, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's fiscal years ended June 30, 2003 and 2002 and the subsequent interim period from July 1, 2003 through January 2, 2004, there were no disagreements with Anderson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anderson, would have caused Anderson to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

--------------------------------------------------------------------------------
               AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT
--------------------------------------------------------------------------------

         For the years ended June 30, 2004 and 2003, the Company was billed by its independent auditors for fees aggregating $57,600 and $52,600, respectively. Such fees were comprised of the following:

AUDIT FEES

         The aggregate fees billed for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $52,200 and $45,500 for the fiscal years ended June 30, 2004 and 2003, respectively.

AUDIT-RELATED FEES

         There were no fees billed by the Company's independent auditors for audit-related services for the fiscal years ended June 30, 2004 and 2003.

TAX FEES

         The aggregate fees billed by the Company's independent auditors for tax services for the fiscal years ended June 30, 2004 and 2003 were $5,400 and $5,400, respectively. For the fiscal year ended June 30, 2004 and 2003, these fees related to the preparation of Federal and State income tax returns.

ALL OTHER FEES

         The aggregate fees billed by the Company's independent auditors for services not included above were $1,700 for the fiscal year ended June 30, 2003. No fees were billed by the Company's independent auditors for services not included above for the fiscal year ended June 30, 2004.

PRE-APPROVAL OF SERVICES BY THE INDEPENDENT AUDITOR

         The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company's independent auditor. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2004 and 2003 were approved by the Audit Committee.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2004, all of the Reporting Persons complied with these reporting requirements.

--------------------------------------------------------------------------------
                         NOMINATING COMMITTEE PROCEDURES
--------------------------------------------------------------------------------

GENERAL

         It is the policy of the full Board of Directors of the Company, acting as a Nominating Committee, to consider director candidates recommended by shareholders who appear qualified to serve on the Board of Directors. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Board does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Board's resources, the Board will consider only those director candidates recommended in accordance with the procedures set forth below.

PROCEDURES TO BE FOLLOWED BY STOCKHOLDERS

         To submit a recommendation of a director candidate to the Board, a shareholder should submit the following information in writing, addressed to Thomas P. O'Neill, the Chairman of the Board, Patapsco Bancorp, Inc., 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194:

         1.       The name of the person recommended as a director candidate;

         2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

         3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

         4. As to the shareholder making the recommendation, the name and address, as he or she appears on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

         5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In order for a director candidate to be considered for nomination at the Company's annual meeting of shareholders, the Board must receive the recommendation at least 120 calendar days before the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting, advanced by one year.

MINIMUM QUALIFICATIONS

         The Board has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in the Company's governing and Board or Committee governing documents.

         The Board will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Board deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

         In addition, before nominating an existing director for re-election to the Board of Directors, the Board will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES

         The process that the Board follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

         IDENTIFICATION. For purposes of identifying nominees for the Board of Directors, the Board relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the Company's local communities. The Board will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating Committee has not used an independent search firm in identifying nominees.

         EVALUATION. In evaluating potential candidates, the Board determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Board will conduct a check of the individual's background and interview the candidate.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2004 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
     BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND
                          ATTENDANCE AT ANNUAL MEETINGS
--------------------------------------------------------------------------------

         The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Theodore C. Patterson, Corporate Secretary, Patapsco Bancorp, Inc., 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

         Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. Seven of the Company's eight directors attended the Company's 2003 Annual Meeting of Stockholders; one director was unavailable for business purposes.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than 40 days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than October 8, 2004. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1301 Merritt Boulevard, Dundalk, Maryland 21222-2194, no later than May 31, 2005. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Theodore C. Patterson

                                         THEODORE C. PATTERSON
                                         SECRETARY
Dundalk, Maryland
September 28, 2004

--------------------------------------------------------------------------------
                          ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PATAPSCO BANCORP, INC., 1301 MERRITT BOULEVARD, DUNDALK, MARYLAND 21222-2194.
--------------------------------------------------------------------------------

                                                                      APPENDIX A

                             PATAPSCO BANCORP, INC.

                            2004 STOCK INCENTIVE PLAN


1.   ESTABLISHMENT, PURPOSE, AND TYPES OF AWARDS
     -------------------------------------------

     Patapsco Bancorp, Inc. (the "Company") hereby establishes an incentive compensation plan to be known as the "Patapsco Bancorp, Inc. 2004 Stock Incentive Plan" (hereinafter referred to as the "Plan"), in order to provide incentives and awards to select key management employees, consultants, and directors of the Company and its Affiliates.

     The Plan permits the granting of the following types of awards ("Awards"), according to the Sections of the Plan listed here:

        Section 6              Options
        Section 7              Share Appreciation Rights
        Section 8              Restricted Shares and Restricted Share Units
        Section 9              Deferred Share Units
        Section 10             Performance Awards

     The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.   DEFINED TERMS
     -------------

     Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in APPENDIX A, unless defined elsewhere in this Plan, or the context of their use clearly indicates a different meaning.

3.   SHARES SUBJECT TO THE PLAN
     --------------------------

     Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue is 130,146 Shares for all Awards, of which 40,146 Shares shall be issued solely to satisfy the Company's pre-existing obligation to deliver Shares pursuant to deferred compensation awards that were made before adoption of the Plan. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

     Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. In addition, the Committee may make future Awards with respect to Shares that the Company retains from otherwise delivering pursuant to an Award either (i) as payment of the exercise price of an Award, or (ii) in order to satisfy the withholding or employment taxes due upon the grant, exercise, vesting, or distribution of an Award. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards); provided that any Shares that are either purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award shall be available for issuance pursuant to ISO Awards.

4.   ADMINISTRATION
     --------------

     a. GENERAL. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of a Committee, the Board shall function as the Committee for all purposes of the Plan.

     b. COMMITTEE COMPOSITION. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

     c. POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

           i. to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

           ii. to determine, from time to time, the Fair Market Value of Shares;

           iii. to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

           iv. to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

           v. to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

           vi. in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company's rights with respect to any Awards, to adjust or to modify Award Agreements (unilaterally for changes in Applicable Law), and to recognize differences in foreign law, tax policies, or customs; and

           vii. to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

     Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

     d. DEFERENCE TO COMMITTEE DETERMINATIONS. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee's prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee's interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

     e. NO LIABILITY; INDEMNIFICATION. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney's fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.   ELIGIBILITY
     -----------

     a. GENERAL RULE. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

     b. GRANT OF AWARDS. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

     c. LIMITS ON AWARDS. During the term of the Plan and for purposes of imposing a maximum limit that permits Options and SARs to qualify for exemption from the limitations set forth under Section 162(m) of the Code, no Participant may receive Options and SARs that relate to more than 45,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

     d. REPLACEMENT AWARDS. The Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company's shareholders approve the grant itself or the program under which the grant is made.

6.   OPTION AWARDS
     -------------

     a. TYPES; DOCUMENTATION. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

     b. ISO $100,000 LIMITATION. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date, and there shall be disregarded ISOs cancelled before the start of a particular calendar year. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

     c. TERM OF OPTIONS. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

     d. EXERCISE PRICE. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, subject to the following special rules:

           i. ISOs. If an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on such Grant Date. If an ISO is granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

           ii. Non-ISOs. The per Share exercise price for the Shares to be issued pursuant to the exercise of a Non-ISO shall not be less than 50% of the Fair Market Value per Share on the Grant Date.

           iii. Named Executives. The per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date of an Option if (A) on such Grant Date, the Participant is subject to the limitations set forth in Section 162(m) of the Code, and (B) the grant is intended to qualify as performance-based compensation under Section 162(m) of the Code.

     e. EXERCISE OF OPTION. The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

     f. MINIMUM EXERCISE REQUIREMENTS. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

     g. METHODS OF EXERCISE. Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

           i.    cash or check payable to the Company (in U.S. dollars);

           ii. other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised,
                 (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

           iii. a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions
                 (A) to such Participant's broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

            iv.  any combination of the foregoing methods of payment.

     The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

     h. TERMINATION OF CONTINUOUS SERVICE. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

     The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant's Continuous Service:

           i.    Termination other than Upon Disability or Death or for Cause.
                 ------------------------------------------------------------
                 In the event of termination of a Participant's Continuous Service (other than as a result of Participant's death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination, subject to the discretion of the Committee to shorten this period to any date that is more than one month after both (I) termination of the Participant's Continuous Service and (II) the date on which the Participant receives written notice of the earlier expiration date for the Option.

           ii.   Disability. In the event of termination of a Participant's
                 ----------
                 Continuous Service as a result of his or her "disability" within the meaning of Section 22(e)(3) of the Code, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

           iii.  Retirement. In the event of termination of a Participant's
                 ----------
                 Continuous Service as a result of Participant's retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

           iv.   Death. In the event of the death of a Participant during the
                 -----
                 period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant's Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant's death, by the Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant's Continuous Service terminated.

           v.    Cause. If the Committee determines that a Participant's
                 -----
                 Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

     i. REVERSE VESTING. The Committee in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having vesting restrictions analogous to those applicable to the unvested Options.

     j. BUYOUT PROVISIONS. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option, or (ii) subject to the approval of the shareholders of the Company, by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant's Continuous Service has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share exercise price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

7.   SHARE APPRECIATE RIGHTS (SARs)
     ------------------------------

     a. GRANTS. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

           i.    SARs related to Options.  The Committee may grant SARs either
                 -----------------------
                 concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

           ii.   SARs Independent of Options. The Committee may grant SARs which
                 ---------------------------
                 are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

           iii.  Limited SARs.  The Committee may grant SARs exercisable only
                 ------------
                 upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company's shareholders generally in connection with the event.

     b. EXERCISE PRICE. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 50% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in Sections 6(d) and 6(j) hereof.

     c. EXERCISE OF SARS. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

     d. EFFECT ON AVAILABLE SHARES. To the extent that an SAR is exercised, only the actual number of delivered Shares (if any) will be charged against the maximum number of Shares that may be delivered pursuant to Awards under this Plan. The number of Shares subject to the SAR and the related Option of the Participant will, however, be reduced by the number of underlying Shares as to which the exercise relates, unless the Award Agreement otherwise provides.

     e. PAYMENT. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying -

           i. the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

           ii. the number of Shares with respect to which the SAR has been exercised.

     Notwithstanding the foregoing, an SAR granted independently of an Option may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence.

     f. FORM AND TERMS OF PAYMENT. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under
           Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

     g. TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant's Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant's Continuous Service.

     h. BUY-OUT. The Committee has the same discretion to buy-out SARs as it has to take such actions pursuant to Section 6(j) above with respect to Options.

8.   RESTRICTED AND UNRESTRICTED AWARDS
     ----------------------------------

     a. RESTRICTED GRANTS. The Committee may in its discretion grant restricted shares ("Restricted Shares") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any) and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met ("Restricted Share Units") to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

     b. UNRESTRICTED AWARDS. In addition, the Committee may grant Awards hereunder in the form of unrestricted Shares, which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive such unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

     c. VESTING AND FORFEITURE. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant's interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant's Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

     d. ISSUANCE OF RESTRICTED SHARES PRIOR TO VESTING. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares for future release pursuant to Section 8(f) below.

     e. ISSUANCE OF SHARES UPON VESTING. As soon as practicable after vesting of a Participant's Restricted Shares (or Shares underlying Restricted Share Units) and the Participant's satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

     f. DIVIDENDS PAYABLE ON VESTING. Whenever Restricted Shares are released to a Participant under Section 8(d) above or the Shares underlying Restricted Shares or Restricted Share Units are issued to a Participant pursuant to Section 8(e) above, such Participant may receive, in the sole discretion of the Committee (which may be set forth in an Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released or issued.

     g. SECTION 83(B) ELECTIONS. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make an election under Section 83(b) of the Code with respect to the Shares subject to such Restricted Share Units (the "Section 83(b) Election"), the Committee may in its discretion convert the Participant's Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant's Restricted Share Unit Award. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

     h. DEFERRAL ELECTIONS. At any time within the calendar year in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award.

           If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(e) above.

9.   DEFERRED SHARE UNITS
     --------------------

     a. ELECTIONS TO DEFER. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the "Election Form"), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to Options or Share Appreciation Rights, Restricted Shares for which a
           Section 83(b) Election has not been made, and Shares subject to Restricted Share Units), and in lieu thereof to have the Company credit to an internal Plan account (the "Account") a number of deferred share units ("Deferred Share Units") having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect five business days after its delivery to the Company, unless during such five business day period the Company sends the Participant a written notice explaining why the Election Form is invalid. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

     b. VESTING. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

     c. ISSUANCES OF SHARES. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant's Continuous Service terminates, unless -
                                          ------

           i. the Participant has properly elected a different form of distribution, on a form approved by the Committee that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant's Continuous Service, and

           ii. the Company has received the Participant's distribution election form either more than 90 days before a Change in Control, or more than one year before the date on which the Participant's Continuous Service terminates for any reason other than death, or before the Participant's death.

     Fractional shares shall not be issued, and instead shall be paid out in cash.

     d. CREDITING OF DIVIDENDS. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     e. HARDSHIP WITHDRAWALS. In the event a Participant suffers an unforeseeable hardship within the contemplation of this Section 9(e), the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant's Deferred Share Units. The hardship must result from a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, casualty loss of property, or other similar conditions beyond the control of the Participant. Examples of purposes which are not considered hardships include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the hardship could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant's nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant's financial hardship. The Committee shall determine whether a Participant has a qualifying hardship and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     f. UNSECURED RIGHTS TO DEFERRED COMPENSATION. A Participant's right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant's duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant's duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10.  PERFORMANCE AWARDS
     ------------------

     a.    PERFORMANCE UNITS. Subject to the limitations set forth in paragraph
           (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

     b. PERFORMANCE COMPENSATION AWARDS. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a "Performance Compensation Award" in order that such Award constitutes "qualified performance-based compensation" under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as "qualified performance-based compensation" within the meaning of Code
           Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a "Performance Period," "Performance Measure(s)", and "Performance Formula(e)" (each such term being hereinafter defined).

     A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

     c. LIMITATIONS ON AWARDS. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 45,000 Shares and $500,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

     d.    DEFINITIONS.

           i. "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

           ii. "Performance Measure" means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index):

                 1.    basic, diluted, or adjusted earnings per share;

                 2.    sales or revenue;

                 3. earnings before interest, taxes, and other adjustments (in total or on a per share basis);

                 4.    basic or adjusted net income;

                 5. returns on equity, assets, capital, revenue or similar measure;

                 6. economic value added; working capital; total shareholder return; and

                 7. product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units.

     Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

           iii. "Performance Period" means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

11.  TAXES
     -----

     A. GENERAL. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant's death, the person who succeeds to the Participant's rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant's tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

     b. DEFAULT RULE FOR EMPLOYEES. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     c. SPECIAL RULES. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the "Tax Date").

     d. SURRENDER OF SHARES. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

12.  NON-TRANSFERABILITY OF AWARDS
     -----------------------------

     a. GENERAL. Except as set forth in this Section 12, or as otherwise approved by the Committee for a select group of management or highly compensated Employees, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a disabled Participant, or a transferee permitted by this Section 12.

     b. LIMITED TRANSFERABILITY RIGHTS. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide that an Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant's "Immediate Family" (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant's designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant's rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER
     -------------------------------------------------------------------
     TRANSACTIONS
     ------------

     a. CHANGES IN CAPITALIZATION. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be required to be made with respect to, the number or price of Shares subject to any Award.

     b. DISSOLUTION OR LIQUIDATION. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

     c. CHANGE IN CONTROL. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

           i. arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the "Successor Corporation");

           ii. accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

           viii. arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or

           iv. make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of
                   Section 15(a) below.

     Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant's termination, unless an Award Agreement provides otherwise.

     d. CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.  TIME OF GRANTING AWARDS.
     -----------------------

     The date of grant ("Grant Date") of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant's employment relationship with the Company.

15.  MODIFICATION OF AWARDS AND SUBSTITUTION OF OPTIONS.
     --------------------------------------------------

     a. MODIFICATION, EXTENSION, AND RENEWAL OF AWARDS. Within the limitations of the Plan, the Committee may modify an Award, to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, or to accept the cancellation of outstanding Awards to the extent not previously exercised either for the granting of new Awards or for other consideration in substitution or replacement thereof. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant's rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

     b. SUBSTITUTION OF OPTIONS. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided
           (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16.  TERM OF PLAN.
     ------------

     The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.  AMENDMENT AND TERMINATION OF THE PLAN.
     -------------------------------------

     a. AUTHORITY TO AMEND OR TERMINATE. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

     b. EFFECT OF AMENDMENT OR TERMINATION. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to
           Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.  CONDITIONS UPON ISSUANCE OF SHARES.
     ----------------------------------

     Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.  RESERVATION OF SHARES.
     ---------------------

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.  EFFECTIVE DATE.
     --------------

     This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company's shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Committee in its discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.

21.  CONTROLLING LAW.
     ---------------

     All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Maryland, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.  LAWS AND REGULATIONS.
     --------------------

     a. U.S. SECURITIES LAWS. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

     b. OTHER JURISDICTIONS. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23.  NO SHAREHOLDER RIGHTS.  Neither a Participant nor any transferee of a
     ---------------------
     Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company's governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

24. NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant's right or the Company's right to terminate the Participant's employment, service, or consulting relationship at any time, with or without Cause.

                             PATAPSCO BANCORP, INC.

                            2004 STOCK INCENTIVE PLAN

                                   ----------

                             APPENDIX A: DEFINITIONS

                                   ----------

As used in the Plan, the following definitions shall apply:

         "AFFILIATE" means any entity which together with the Company is under
          ---------
common control within the meaning of Section 414 of the Code (provided that 50% shall be substituted for 80% when applying the Section 414 common control rules).

         "APPLICABLE LAW" means the legal requirements relating to the
          --------------
administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

         "AWARD" means any award made pursuant to the Plan, including awards
          -----
made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

         "AWARD AGREEMENT" means any written document setting forth the terms of
          ---------------
an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

         "BOARD" means the Board of Directors of the Company.
          -----

         "CAUSE" for termination of a Participant's Continuous Service will (i)
          -----
have the meaning set forth in any employment or severance agreement between the Participant and the Company or any Affiliate, and (ii) in the absence of such an agreement, mean that the Participant's employment or other service with the Company or an Affiliate has terminated for any of the following reasons: (i) the Participant's willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant's commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant's material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

         The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee's determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time, and the term "Company" will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

         "CHANGE IN CONTROL" means any of the following:
          -----------------

         (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (III)(B) below;

         (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's shareholders was approved or recommended by the affirmative vote of a majority of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended ("Continuing Directors");

         (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation in which (A) the Company's shareholders receive or retain voting common stock in the Company or the surviving or resulting corporation in such transaction on the same pro rata basis as their relative percentage ownership of Company common stock immediately preceding such transaction and a majority of the entire Board of the Company are or continue to be Continuing Directors following such transaction, or (B) the Company's shareholders receive voting common stock in the corporation which becomes the public parent of the Company or its successor in such transaction on the same pro rata basis as their relative percentage ownership of Company common stock immediately preceding such transaction and a majority of the entire Board of such parent corporation are Continuing Directors immediately following such transaction;

         (IV) the sale of any one or more Company subsidiaries, businesses or assets not in the ordinary course of business and pursuant to a shareholder approved plan for the complete liquidation or dissolution of the Company; or

         (V) there is consummated any sale of assets, businesses or subsidiaries of the Company which, at the time of the consummation of the sale, (x) together represent 50% or more of the total book value of the Company's assets on a consolidated basis or (y) generated 50% or more of the Company's pre-tax income on a consolidated basis in either of the two fully completed fiscal years of the Company immediately preceding the year in which the Change in Control occurs; provided, however, that, in either case, any such sale shall not constitute a Change in Control if such sale constitutes a Rule 13e-3 transaction and at least 60% of the combined voting power of the voting securities of the purchasing entity are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

         "CODE" means the U.S. Internal Revenue Code of 1986, as amended.
          ----

         "COMMITTEE" means one or more committees or subcommittees of the Board
          ---------
appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are "outside directors" within the meaning of Section 162(m) of the Code.

         "COMPANY" means Patapsco Bancorp, Inc., a Maryland corporation;
          -------
provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term "Company" shall refer to the Company in such new jurisdiction.

         "CONSULTANT" means any person, including an advisor, who is engaged by
          ----------
the Company or any Affiliate to render services and is compensated for such services.

         "CONTINUOUS SERVICE" means the absence of any interruption or
          ------------------
termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

         "DEFERRED SHARE UNITS" mean Awards pursuant to Section 9 of the Plan.
          --------------------

         "DIRECTOR" means a member of the Board, or a member of the board of
          --------
directors of an Affiliate.

         "ELIGIBLE PERSON" means any Consultant, Director or Employee and
          ---------------
includes non-Employees to whom an offer of employment has been extended.

         "EMPLOYEE" means any person whom the Company or any Affiliate
          --------
classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
          ------------

         "FAIR MARKET VALUE" means, as of any date (the "Determination Date")
          -----------------
means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the "Exchange"), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

         "GRANT DATE" has the meaning set forth in Section 14 of the Plan.
          ----------

         "INCENTIVE SHARE OPTION OR ISO" hereinafter means an Option intended to
          -----------------------------
qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

         "INVOLUNTARY TERMINATION" means termination of a Participant's
          -----------------------
Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant's job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant's work site to a facility or location more than 50 miles from the Participant's principal work site at the time of the Change in Control; or (C) a material reduction in Participant's total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

         "NON-ISO" means an Option not intended to qualify as an ISO, as
          -------
designated in the applicable Award Agreement.

         "OPTION" means any stock option granted pursuant to Section 6 of the
          ------
Plan.

         "PARTICIPANT" means any holder of one or more Awards, or the Shares
          -----------
issuable or issued upon exercise of such Awards, under the Plan.

         "PERFORMANCE AWARDS" mean Performance Units and Performance
          ------------------
Compensation Awards granted pursuant to Section 10.

         "PERFORMANCE COMPENSATION AWARDS" mean Awards granted pursuant to
          -------------------------------
Section 10(b) of the Plan.

         "PERFORMANCE UNIT" means Awards granted pursuant to Section 10(a) of
          ----------------
the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

         "PLAN" means this Patapsco Bancorp, Inc. 2004 Stock Incentive Plan.
          ----

         "REPORTING PERSON" means an officer, Director, or greater than ten
          ----------------
percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

         "RESTRICTED SHARES" mean Shares subject to restrictions imposed
          -----------------
pursuant to Section 8 of the Plan.

         "RESTRICTED SHARE UNITS" mean Awards pursuant to Section 8 of the Plan.
          ----------------------

         "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act, as
          ----------
amended from time to time, or any successor provision.

         "SAR" OR "SHARE APPRECIATION RIGHT" means Awards granted pursuant to
          ---------------------------------
Section 7 of the Plan.

         "SHARE" means a share of common stock of the Company, as adjusted in
          -----
accordance with Section 13 of the Plan.

         "TEN PERCENT HOLDER" means a person who owns stock representing more
          ------------------
than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.



                                                  REVOCABLE PROXY

                                                PATAPSCO BANCORP, INC.

      /X/  PLEASE MARK VOTES                                                                             Vote    Vote     For all
      ---  AS IN THIS EXAMPLE                                                                            For    Withheld   Except

   ANNUAL MEETING OF STOCKHOLDERS                        1.   The election as directors of all
          OCTOBER 28, 2004                                    nominees listed below (except as            ____      ____     ____
                                                              marked to the contrary below).             /___/     /___/    /___/

The  undersigned  hereby  appoints  Douglas H.  Ludwig,       For three-year terms:
Nicole  N.  Glaeser  and J.  Thomas  Hoffman  with full
powers  of  substitution,  to act as  proxies  for  the       THOMAS P. O'NEILL
undersigned,  to vote all  shares  of  Common  Stock of       WILLIAM R. WATERS
Patapsco  Bancorp,   Inc.  (the  "Company")  which  the       GARY R. BOZEL
undersigned  is entitled to vote at the Annual  Meeting
of  Stockholders,  to be  held  at  the  office  of The
Patapsco  Bank,  located  at  1301  Merritt  Boulevard,
Dundalk,  Maryland  21222,  on  Thursday,  October  28,
2004,  at 4:00  p.m.,  and at any and all  adjournments
thereof, as follows.
                                                         INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                                                         MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
                                                         PROVIDED BELOW.


                                                                                                        Vote      Vote
                                                                                                         For    Against   Abstain

                                                         2.   The approval of the Patapsco Bancorp,      ____     ____      ____
                                                              Inc. 2004 Stock Incentive Plan.           /___/    /___/     /___/

                                                         --------------------------------------------------------------------------

                                                         The Board of Directors recommends a vote "FOR" Proposals 1 and 2.

                                                         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED,
                                                         THIS  PROXY  WILL  BE  VOTED  FOR THE  LISTED  NOMINEES  AND FOR THE  OTHER
                                                         PROPOSITION  STATED.  IF ANY OTHER  BUSINESS  IS  PRESENTED  AT THE  ANNUAL
                                                         MEETING,  THIS  PROXY  WILL BE  VOTED  BY  THOSE  NAMED  IN THIS  PROXY  IN
                                        ----------       ACCORDANCE WITH THE  DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS.
Please be sure to sign and date        /  Date   /       AT THE PRESENT TIME,  THE BOARD OF DIRECTORS  KNOWS OF NO OTHER BUSINESS TO
this Proxy in the box below.           ----------        BE  PRESENTED  AT THE  ANNUAL  MEETING.  THIS PROXY  CONFERS  DISCRETIONARY
/------------------------------------------------------/ AUTHORITY  ON THE HOLDERS  THEREOF TO VOTE WITH  RESPECT TO THE ELECTION OF
/                                                      / ANY  PERSON AS  DIRECTOR  WHERE THE  NOMINEE IS UNABLE TO SERVE OR FOR GOOD
/------------------------------------------------------/ CAUSE  WILL NOT SERVE AND  MATTERS  INCIDENT  TO THE  CONDUCT OF THE ANNUAL
Stockholder sign above    Co-holder (if any) sign above  MEETING.

                            DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PREPAID ENVELOPE PROVIDED.


                                                       PATAPSCO BANCORP, INC.
                                                          DUNDALK, MARYLAND
------------------------------------------------------------------------------------------------------------------------------------
                                          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's  decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
     The undersigned  acknowledges  receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a
Proxy Statement dated September 28, 2004 and an Annual Report to Stockholders.
     Please sign  exactly as your name  appears on the  envelope in which this form of proxy was mailed.  When  signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

---------------------------------

---------------------------------

---------------------------------
